                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02349

                      Morgan Stanley Income Securities Inc.
               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas, New York, New York 10020
               (Address of principal executive offices) (Zip code)

                                Ronald E. Robison
              1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: September 30, 2006

Date of reporting period: September 30, 2006

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Income Securities Inc. performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.


MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

FUND REPORT

For the year ended September 30, 2006

MARKET CONDITIONS


Several events shaped fixed-income market trends during the 12-month review period. Energy prices rose sharply through 2005, though their rise failed to interrupt positive economic momentum. In fact, real GDP growth averaged near 4 percent for the calendar year.

The first months of 2006 provided few surprises in the bond market. To virtually no one's surprise, the Federal Open Market Committee (the "Fed") continued to raise the target federal funds rate by 25 basis points at each of its meetings during the first half of the year, bringing the rate to 5.25 percent at the end of June.

Also as expected, comments made by Fed members after their May and June meetings indicated that they would rely heavily on economic data in making future decisions concerning the direction of interest rates. Based on these comments, it appears that the Fed will be driven by the weight of the economic data more so now than perhaps at anytime over the past few years.

In the last months of the period, in response to widespread expectations of a pause in the Fed's tightening campaign, the U.S. bond market enjoyed the best run of positive returns since the Fed began its tightening cycle in 2004. In fact, despite negative returns in the first half of 2006, all fixed-income asset classes ended September with positive year-to-date returns. As anticipated, the Fed did finally pause in August, ending a record two-year run of 17 consecutive rate increases. At its September meeting, the Fed again kept its target rate unchanged.

Due mainly to concerns about inflation and increased risk in the corporate market, the credit sector had trouble keeping pace with other fixed-income sectors. Within the investment-grade portion of the market, the financial sector outpaced both utilities and industrials, while industrials posted the highest returns within the below investment-grade sector.

Agency and mortgage issues posted the highest returns of the government sectors, while Treasuries underperformed due to their high sensitivity to fluctuating interest rates. Overall, across the government asset class, shorter-dated issues outperformed longer-dated issues. Early in the period, when yields were rising, higher-coupon mortgages performed well as mortgage prepayments slowed. In the last months of the period, however, lower-coupon mortgages outperformed in response to a decline in yields.

PERFORMANCE ANALYSIS


For the 12-month period ended September 30, 2006, the net asset value (NAV) of Morgan Stanley Income Securities Inc. (ICB) decreased from $17.35 to $17.14 per share. Based on this change plus the reinvestment of dividends totaling $0.95385 per share, the Fund's total NAV return was 5.05 percent. ICB's value on the New York Stock Exchange (NYSE) moved from $15.84 to $16.07 per share during the same period. Based on this change plus the reinvestment of dividends, the Fund's total market return was 7.88 percent. ICB's NYSE market price was at a 6.24 percent discount to its NAV on September 30, 2006. Past performance is no guarantee of future results.

Monthly dividends for the fourth quarter of 2006, declared in September, were unchanged at $0.077725 per share. The dividend reflects the current level of the Fund's net investment income. ICB's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the directors have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of the purchase.

During the period, we kept the Fund's overall duration* relatively muted. This conservative posture was beneficial as interest rates rose across the market during the first nine months of the reporting year, but detracted from relative performance in the last quarter when rates declined.

Within the credit section of the portfolio, we continued to employ a defensive strategy with a focus on higher-quality securities, which benefited performance. Additionally, strong security selection, particularly in the paper and forest products, financial, and automotive sectors contributed positively to performance. Within the high-yield portion of the fund, a reduced sensitivity to the sector detracted from performance, especially in the last months of the period when the high-yield market performed well.

----------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-interest-rate environments, while funds with longer durations perform better when rates decline.

   PORTFOLIO COMPOSITION**
   Corporate Bonds                                     58.1%
   U.S. Government Obligations                         20.1
   Short-Term Investments                              17.8
   Asset-Backed Securities                              3.2
   Foreign Government Obligations                       0.8

   LONG-TERM CREDIT ANALYSIS
   AAA                                                 41.3%
   AA                                                   1.6
   A                                                   11.2
   BBB                                                 39.8
   BB                                                   3.1
   B or Below                                           3.0

** Does not include open long futures contracts with an underlying face amount of $30,598,641 with unrealized appreciation of $387,452, open short futures contracts with an underlying face amount of $22,727,500 with unrealized depreciation of $72,680 and an open swap contract with underlying face of $6,700,000 with unrealized appreciation of $20.

Data as of September 30, 2006. Subject to change daily. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public Web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the fund makes portfolio holdings information available by periodically providing the information on its public web site, www.morganstanley.com/im. The fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public web site approximately 15 business days following the end of each month.

You may obtain more information about web site postings, by calling
1800-869-6397.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES


The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund's performance for the one-, three- and five-year periods ended November 30, 2005, as shown in a report provided by Lipper (the "Lipper Report"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund's performance was competitive with that of its performance peer group.

FEES RELATIVE TO OTHER PROPRIETARY FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES


The Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to the Fund.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


The Board reviewed the advisory and administrative fee (together, the "management fee") rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund's management fee rate and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE


The Board reviewed the structure of the Fund's management fee schedule under the Management Agreement and noted that it includes a breakpoint. The Board also reviewed the level of the Fund's management fee and noted that the fee, as a percentage of the Fund's net assets, would decrease as net assets increase because the management fee includes a breakpoint. The Board concluded that the Fund's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF THE ADVISER AND AFFILIATES


The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

FALL-OUT BENEFITS


The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Fund shares and "float" benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser. The Board concluded that the commissions were competitive with those of other broker-dealers and the float benefits were relatively small.

SOFT DOLLAR BENEFITS


The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Fund ("soft dollars"). The Board noted that the Fund invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE FUND'S NEEDS


The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE FUND AND THE ADVISER


The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS


The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

GENERAL CONCLUSION


After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006

PRINCIPAL
AMOUNT IN                                                            COUPON   MATURITY
THOUSANDS                                                             RATE      DATE            VALUE
---------------------------------------------------------------------------------------------------------
            Corporate Bonds (57.5%)
            Advertising/Marketing Services (0.4%)
$    785    Interpublic Group of Companies, Inc. (The).............   5.40%   11/15/09      $    745,750
                                                                                            ------------
            Aerospace & Defense (0.6%)
     328    Raytheon Co. ..........................................   4.50    11/15/07           325,160
     585    Systems 2001 Asset Trust - 144A* (Cayman Islands)......   6.664   09/15/13           615,575
                                                                                            ------------
                                                                                                 940,735
                                                                                            ------------
            Air Freight/Couriers (1.3%)
   2,000    FedEx Corp. ...........................................   7.25    02/15/11         2,147,984
                                                                                            ------------
            Beverages: Alcoholic (1.3%)
   1,100    FBG Finance Ltd. - 144A* (Australia)...................   5.125   06/15/15         1,044,128
   1,085    Miller Brewing Co. - 144A*.............................   4.25    08/15/08         1,064,135
                                                                                            ------------
                                                                                               2,108,263
                                                                                            ------------
            Cable/Satellite TV (3.2%)
     750    Comcast Cable Communications Inc. .....................   8.375   05/01/07           762,823
   1,355    Comcast Cable Communications Inc. .....................   6.75    01/30/11         1,424,864
   1,740    Comcast Cable Communications Inc. .....................   7.125   06/15/13         1,878,448
     780    EchoStar DBS Corp. ....................................   6.375   10/01/11           761,475
     110    Echostar DBS Corp. ....................................   6.625   10/01/14           104,912
     335    TCI Communications, Inc. ..............................   7.875   02/15/26           378,293
                                                                                            ------------
                                                                                               5,310,815
                                                                                            ------------
            Casino/Gaming (1.5%)
   2,025    Harrah's Operating Co., Inc. ..........................   5.625   06/01/15         1,885,409
     630    Harrah's Operating Co., Inc. ..........................   6.50    06/01/16           618,673
                                                                                            ------------
                                                                                               2,504,082
                                                                                            ------------
            Computer Processing Hardware (0.6%)
   1,000    Hewlett-Packard Co. ...................................  5.524+   05/22/09         1,001,819
                                                                                            ------------
            Containers/Packaging (0.4%)
     710    Sealed Air Corp. - 144A*...............................   5.625   07/15/13           699,582
                                                                                            ------------
            Department Stores (2.2%)
   2,800    Federated Department Stores, Inc. .....................   6.625   09/01/08         2,856,804
     265    May Department Stores Co., Inc. .......................   6.70    07/15/34           264,467
     610    May Department Stores Co., Inc. .......................   5.95    11/01/08           615,235
                                                                                            ------------
                                                                                               3,736,506
                                                                                            ------------
            Drugstore Chains (0.3%)
     495    CVS Corp. .............................................   5.75    08/15/11           501,971
                                                                                            ------------

                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006 continued

PRINCIPAL
AMOUNT IN                                                            COUPON   MATURITY
THOUSANDS                                                             RATE      DATE            VALUE
---------------------------------------------------------------------------------------------------------
            Electric Utilities (11.8%)
$  1,100    Ameren Corp. ..........................................   4.263%  05/15/07      $  1,092,518
   3,130    Arizona Public Service Co. ............................   5.80    06/30/14         3,118,507
     310    Arizona Public Service Co. ............................   6.75    11/15/06           310,390
   2,105    Carolina Power & Light Co. ............................   5.125   09/15/13         2,073,200
     570    CC Funding Trust I.....................................   6.90    02/16/07           572,770
     740    Cincinnati Gas & Electric Co. .........................   5.70    09/15/12           746,499
     595    Consolidated Natural Gas Co. (Series A)................   5.00    12/01/14           565,919
     925    Consolidated Natural Gas Co. (Series C)................   6.25    11/01/11           954,321
   1,705    Consumers Energy Co. ..................................   4.00    05/15/10         1,628,894
     240    Consumers Energy Co. (Series H)........................   4.80    02/17/09           237,126
     680    Detroit Edison Co. (The)...............................   6.125   10/01/10           699,844
     690    Duquesne Light Co. ....................................   5.70    05/15/14           691,724
     835    Duquesne Light Co. (Series O)..........................   6.70    04/15/12           883,265
     915    Entergy Gulf States, Inc. .............................   3.60    06/01/08           887,378
     930    Entergy Gulf States, Inc. .............................   5.80+   12/01/09           928,186
     820    Entergy Gulf States, Inc. - 144A*......................   6.14+   12/08/08           821,950
     215    Indianapolis Power & Light Co. - 144A*.................   6.30    07/01/13           222,138
     460    Monongahela Power Co. .................................   5.00    10/01/06           460,000
   1,310    Ohio Power Company - IBC (Series K)....................   6.00    06/01/16         1,347,778
     235    Panhandle Eastern Pipe Line Co. (Series B).............   2.75    03/15/07           232,157
     600    PSEG Energy Holdings Inc. .............................   8.625   02/15/08           625,500
     570    Texas Eastern Transmission, LP.........................   7.00    07/15/32           640,581
                                                                                            ------------
                                                                                              19,740,645
                                                                                            ------------
            Electrical Products (0.6%)
     920    Cooper Industries, Inc. ...............................   5.25    11/15/12           916,198
                                                                                            ------------
            Electronics/Appliances (0.4%)
     705    LG Electronics Inc. - 144A* (South Korea)..............   5.00    06/17/10           685,952
                                                                                            ------------
            Environmental Services (0.9%)
   1,370    Waste Management, Inc. ................................   6.875   05/15/09         1,424,210
                                                                                            ------------
            Finance/Rental/Leasing (1.2%)
   1,985    Residential Capital Corp. .............................   6.375   06/30/10         2,010,033
                                                                                            ------------
            Financial Conglomerates (0.9%)
   1,425    GMAC LLC...............................................   6.875   09/15/11         1,418,915
                                                                                            ------------
            Food Retail (0.8%)
     380    Delhaize America, Inc. ................................   9.00    04/15/31           447,028
     830    Fred Meyer, Inc. ......................................   7.45    03/01/08           852,332
                                                                                            ------------
                                                                                               1,299,360
                                                                                            ------------

                       See Notes to Financial Statements
 10

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006 continued

PRINCIPAL
AMOUNT IN                                                            COUPON   MATURITY
THOUSANDS                                                             RATE      DATE            VALUE
---------------------------------------------------------------------------------------------------------
            Food: Major Diversified (1.0%)
$    800    ConAgra Foods, Inc. ...................................   7.00%   10/01/28      $    866,662
     670    ConAgra Foods, Inc. ...................................   8.25    09/15/30           826,046
                                                                                            ------------
                                                                                               1,692,708
                                                                                            ------------
            Food: Meat/Fish/Dairy (0.1%)
     125    Pilgrim's Pride Corp. .................................   9.625   09/15/11           131,875
                                                                                            ------------
            Gas Distributors (0.7%)
     745    NiSource Finance Corp. ................................  5.968+   11/23/09           745,484
     450    Sempra Energy..........................................   4.621   05/17/07           447,886
                                                                                            ------------
                                                                                               1,193,370
                                                                                            ------------
            Home Furnishings (0.6%)
     950    Mohawk Industries, Inc. (Series D).....................   7.20    04/15/12           994,147
                                                                                            ------------
            Hotels/Resorts/Cruiselines (0.1%)
     145    Starwood Hotels & Resorts Worldwide, Inc. .............  7.375+   05/01/07           146,631
                                                                                            ------------
            Insurance Brokers/Services (1.8%)
   1,210    Farmers Exchange Capital - 144A*.......................   7.05    07/15/28         1,243,656
   1,330    Farmers Insurance Exchange - 144A*.....................   8.625   05/01/24         1,579,521
     220    Marsh & McLennan Companies, Inc. ......................   5.875   08/01/33           201,976
                                                                                            ------------
                                                                                               3,025,153
                                                                                            ------------
            Major Banks (2.6%)
     840    USB Capital IX.........................................  6.189+   04/15/49+++        850,369
   3,385    Wachovia Capital Trust III.............................   5.80+   08/29/49+++      3,397,477
                                                                                            ------------
                                                                                               4,247,846
                                                                                            ------------
            Major Telecommunications (5.6%)
   1,410    AT&T Corp. ............................................   8.00+   11/15/31         1,728,573
   1,355    France Telecom SpA (France)............................   8.50+   03/01/31         1,773,177
   1,525    SBC Communications, Inc. ..............................   6.15    09/15/34         1,481,199
     785    Sprint Capital Corp. ..................................   8.75    03/15/32           960,045
   1,405    Telecom Italia Capital SpA (Luxembourg)................   4.00    01/15/10         1,332,255
   1,415    Telefonica Europe BV (Netherlands).....................   8.25    09/15/30         1,689,884
     405    Verizon New England Inc. ..............................   6.50    09/15/11           415,906
                                                                                            ------------
                                                                                               9,381,039
                                                                                            ------------
            Media Conglomerates (1.5%)
   1,000    News America, Inc. ....................................   7.28    06/30/28         1,067,481
   1,350    Viacom, Inc. - 144A*...................................   6.875   04/30/36         1,338,772
                                                                                            ------------
                                                                                               2,406,253
                                                                                            ------------

                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006 continued

PRINCIPAL
AMOUNT IN                                                            COUPON   MATURITY
THOUSANDS                                                             RATE      DATE            VALUE
---------------------------------------------------------------------------------------------------------
            Motor Vehicles (3.0%)
$    795    DaimlerChrysler North American Holdings Co. ...........   7.30%   01/15/12      $    845,913
     260    DaimlerChrysler North American Holdings Co. ...........   8.00    06/15/10           279,732
     675    DaimlerChrysler North American Holdings Co. ...........   8.50    01/18/31           804,441
   3,615    General Motors Corp. ..................................   8.375   07/15/33         3,145,050
                                                                                            ------------
                                                                                               5,075,136
                                                                                            ------------
            Multi-Line Insurance (0.4%)
     750    Two-Rock Pass Through - 144A* (Bermuda)................  6.344+   12/31/49++         738,833
                                                                                            ------------
            Oil & Gas Pipelines (4.0%)
   2,685    Enterprise Products Operating..........................   5.60    10/15/14         2,631,485
   2,030    Kinder Morgan Energy Partners L.P. ....................   5.00    12/15/13         1,930,873
     100    Kinder Morgan Energy Partners L.P. ....................   5.125   11/15/14            95,208
   1,095    Kinder Morgan Finance Co. (Canada).....................   5.70    01/05/16         1,012,579
   1,010    Plains All American Pipeline L.P./PAA Finance
              Corp. - 144A*........................................   6.70    05/15/36         1,057,525
                                                                                            ------------
                                                                                               6,727,670
                                                                                            ------------
            Oil & Gas Production (0.2%)
     395    Kerr-McGee Corp. ......................................   6.625   10/15/07           400,804
                                                                                            ------------
            Other Metals/Minerals (0.6%)
     985    Brascan Corp. (Canada).................................   7.125   06/15/12         1,056,406
                                                                                            ------------
            Property - Casualty Insurers (1.1%)
   1,400    Mantis Reef Ltd. - 144A* (Australia)...................   4.692   11/14/08         1,375,647
     500    Platinum Underwriters Finance Inc. (Series B)..........   7.50    06/01/17           519,061
                                                                                            ------------
                                                                                               1,894,708
                                                                                            ------------
            Pulp & Paper (1.4%)
     295    Abitibi-Consolidated Inc. (Canada).....................   8.85    08/01/30           249,275
   1,680    Bowater Canada Finance (Canada)........................   7.95    11/15/11         1,612,800
     425    Sappi Papier Holding AG - 144A* (Austria)..............   6.75    06/15/12           408,329
                                                                                            ------------
                                                                                               2,270,404
                                                                                            ------------
            Railroads (2.1%)
     830    Burlington North Santa Fe Railway Co. .................   6.125   03/15/09           847,018
     850    Norfolk Southern Corp. ................................   7.35    05/15/07           859,443
   1,140    Union Pacific Corp. ...................................   6.625   02/01/08         1,159,068
     625    Union Pacific Corp. (Series MTNE)......................   6.79    11/09/07           632,960
                                                                                            ------------
                                                                                               3,498,489
                                                                                            ------------

                       See Notes to Financial Statements
 12

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006 continued

PRINCIPAL
AMOUNT IN                                                            COUPON   MATURITY
THOUSANDS                                                             RATE      DATE            VALUE
---------------------------------------------------------------------------------------------------------
            Real Estate Development (0.6%)
$    809    World Financial Properties - 144A*.....................   6.91%   09/01/13      $    850,158
     181    World Financial Properties - 144A*.....................   6.95    09/01/13           190,652
                                                                                            ------------
                                                                                               1,040,810
                                                                                            ------------
            Real Estate Investment Trusts (0.4%)
     710    Reckson Operating Partnership..........................   5.15    01/15/11           700,338
                                                                                            ------------
            Restaurants (0.4%)
     515    Tricon Global Restaurants, Inc. .......................   8.875   04/15/11           582,864
                                                                                            ------------
            Savings Banks (0.9%)
   1,455    Washington Mutual Inc. ................................   8.25    04/01/10         1,580,786
                                                                                            ------------

            Total Corporate Bonds (Cost $95,262,251)..................................        95,979,090
                                                                                            ------------
            U.S. Government Obligations (19.9%)
   4,665    U.S. Treasury Bond.....................................   6.125   08/15/29         5,500,693
   5,400    U.S. Treasury Bond.....................................   6.375   08/15/27         6,484,223
  14,600    U.S. Treasury Bond.....................................  11.25    02/15/15        21,239,584
                                                                                            ------------
            U.S. Government Obligations (Cost $33,709,269)............................        33,224,500
                                                                                            ------------
            Asset-Backed Securities (3.2%)
            Finance/Rental/Leasing
     335    CIT Equipment Collateral 2004-EF1 A3...................   3.50    09/20/08           330,981
     675    CNH Equipment Trust 2005-A A3..........................   4.02    04/15/09           669,427
     648    Ford Credit Auto Owner Trust 2005-B A3.................   4.17    01/15/09           643,978
     800    Harley-Davidson Motorcycle Trust 2004-2 A2.............   3.56    02/15/12           777,349
     550    Honda Auto Receivables Owner Trust 2005-2 A3...........   3.93    01/15/09           545,850
     950    TXU Electric Delivery Transition Bond Co. LLC 2004-1
              A2...................................................   4.81    11/17/14           935,222
     702    USAA Auto Owner Trust 2005-1 A3........................   3.90    07/15/09           696,082
     662    Volkswagen Auto Lease Trust 2005-A A3..................   3.82    05/20/08           658,444
                                                                                            ------------
            Total Asset-Backed Securities (Cost $5,319,794)...........................         5,257,333
                                                                                            ------------
            Foreign Government Obligations (0.7%)
MXN 9,595   Mexican Fixed Rate Bonds (Series M20) (Mexico).........  10.00    12/05/24           995,952
ZAR 1,430   Republic of South Africa (South Africa)................  13.50    09/15/15           239,662
                                                                                            ------------
            Total Foreign Government Obligations (Cost $1,200,391)....................         1,235,614
                                                                                            ------------

                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006 continued

PRINCIPAL
AMOUNT IN                                                            COUPON   MATURITY
THOUSANDS                                                             RATE      DATE            VALUE
---------------------------------------------------------------------------------------------------------
            Short-Term Investments (17.7%)
            U.S. Government Obligation (a) (0.2%)
$    300    U.S. Treasury Bill** (Cost $295,674)...................   5.09%   01/11/07      $    295,716
            Repurchase Agreement (17.5%)
  29,160    Joint repurchase agreement account (dated 09/29/06;
              proceeds $29,172,940) (b)
              (Cost $29,160,000)...................................   5.325   10/02/06        29,160,000
                                                                                            ------------

            Total Short-Term Investments (Cost $29,455,674) .......                           29,455,716
                                                                                            ------------
            Total Investments (Cost $164,947,379) (c) (d)..........             99.0%        165,152,253

            Other Assets in Excess of Liabilities..................              1.0           1,710,240
                                                                               -----        ------------
            Net Assets.............................................            100.0%       $166,862,493
                                                                               =====        ============

---------------------

    MXN  Mexican New Peso.
    ZAR  South African Rand.
     *   Resale is restricted to qualified institutional investors.
    **   A portion of this security has been physically segregated in connection with open futures contracts in the amount of
         $144,100.
     +   Floating rate security, rate shown is the rate in effect at
         September 30, 2006.
    ++   Foreign issued security with perpetual maturity.
    +++  Securities represent beneficial interest in trusts. The corresponding assets of the trusts are Junior Subordinated notes due 2042 and a stock purchase contract to purchase
         preferred stock on or about March 15, 2011 for Wachovia
         Capital Trust III and on or about April 15, 2011 for USB
         Capital IX. Securities have a perpetual maturity and the
         trusts will redeem them only to the extent the preferred
         stock is redeemed.
    (a)  Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
    (b)  Collateralized by federal agency and U.S. Treasury
         obligations.
    (c)  Securities have been designated as collateral in amount equal to $52,721,518 in connection with open futures
         contracts and open credit default swap.
    (d)  The aggregate cost for federal income tax purposes is
         $166,217,673. The aggregate gross unrealized appreciation is
         $1,732,303 and the aggregate gross unrealized depreciation is $2,797,723, resulting in net unrealized depreciation of
         $1,065,420.

                       See Notes to Financial Statements
 14

Morgan Stanley Income Securities Inc.
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006 continued

FUTURES CONTRACTS OPEN AT SEPTEMBER 30, 2006:

                                                                              UNREALIZED
NUMBER OF                DESCRIPTION, DELIVERY       UNDERLYING FACE         APPRECIATION
CONTRACTS   LONG/SHORT       MONTH AND YEAR          AMOUNT AT VALUE        (DEPRECIATION)
------------------------------------------------------------------------------------------
   153         Long      U.S. Treasury Bond 30         $ 17,198,156            $305,636
                                 year,
                             December 2006
   127         Long       U.S. Treasury Note 5           13,400,485              81,816
                                 year,
                             December 2006
    40         Short     U.S. Treasury Note 10           (4,322,500)            (37,532)
                                 year,
                             December 2006
    90         Short      U.S. Treasury Note 2          (18,405,000)            (35,148)
                                 year,
                             December 2006
                                                                               --------
                         Net Unrealized Appreciation.....................      $314,772
                                                                               ========

CREDIT DEFAULT SWAP CONTRACT OPEN AT SEPTEMBER 30, 2006:

                                             NOTIONAL
 SWAP COUNTERPARTY &      BUY/SELL            AMOUNT                 INTEREST              TERMINATION              UNREALIZED
 REFERENCE OBLIGATION    PROTECTION          (000'S)                   RATE                    DATE                APPRECIATION
------------------------------------------------------------------------------------------------------------------------------------
    Goldman Sachs
Capital Markets, L.P.
      Dow Jones
CDX.NA.IG.HVOL.6 Index      Buy               $6,700                  0.75%               June 20, 2011                $20
                                                                                                                       ===

                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2006

Assets:
Investments in securities, at value
  (cost $164,947,379, including repurchase agreement of
  $29,160,000)..............................................  $165,152,253
Unrealized appreciation on swap contract....................            20
Receivable for:
    Interest................................................     1,867,176
    Investments sold........................................       423,971
    Variation margin........................................            32
Prepaid expenses and other assets...........................        15,077
                                                              ------------
    Total Assets............................................   167,458,529
                                                              ------------
Liabilities:
Payable for:
    Investments purchased...................................       267,586
    Capital stock repurchased...............................        78,855
    Investment advisory fee.................................        69,042
    Transfer agent fee......................................        17,222
    Administration fee......................................        13,151
    Interest on swap contract...............................         1,519
Premium received on swap contract...........................         2,077
Accrued expenses and other payables.........................       146,584
                                                              ------------
    Total Liabilities.......................................       596,036
                                                              ------------
    Net Assets..............................................  $166,862,493
                                                              ============
Composition of Net Assets:
Paid-in-capital.............................................  $182,733,951
Net unrealized appreciation.................................       519,591
Dividends in excess of net investment income................      (969,078)
Accumulated net realized loss...............................   (15,421,971)
                                                              ------------
    Net Assets..............................................  $166,862,493
                                                              ============
Net Asset Value Per Share
9,732,713 shares outstanding (15,000,000 shares authorized
of $.01 par value)..........................................        $17.14
                                                              ============

                       See Notes to Financial Statements
 16

Morgan Stanley Income Securities Inc.
FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended September 30, 2006

Net Investment Income:
Interest Income.............................................  $ 9,440,753
                                                              -----------
Expenses
Investment advisory fee.....................................      714,180
Administration fee..........................................      136,034
Transfer agent fees and expenses............................       97,958
Professional fees...........................................       72,164
Shareholder reports and notices.............................       58,502
Custodian fees..............................................       28,819
Directors' fees and expenses................................        9,730
Other.......................................................       41,431
                                                              -----------
    Total Expenses..........................................    1,158,818
Less: expense offset........................................         (348)
                                                              -----------
    Net Expenses............................................    1,158,470
                                                              -----------
    Net Investment Income...................................    8,282,283
                                                              -----------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain on:
Investments.................................................      581,995
Futures contracts...........................................      348,580
Foreign exchange transactions...............................          606
                                                              -----------
    Net Realized Gain.......................................      931,181
                                                              -----------
Net Change in Unrealized Appreciation/Depreciation on:
Investments.................................................   (2,814,699)
Futures contracts...........................................      220,225
Swap contract...............................................           20
Net translation of other assets and liabilities denominated
  in foreign currencies.....................................          (75)
                                                              -----------
    Net Depreciation........................................   (2,594,529)
                                                              -----------
    Net Loss................................................   (1,663,348)
                                                              -----------
Net Increase................................................  $ 6,618,935
                                                              ===========

                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                 FOR THE YEAR         FOR THE YEAR
                                                                    ENDED                ENDED
                                                              SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
                                                              ------------------   ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................     $  8,282,283         $  9,032,926
Net realized gain...........................................          931,181            5,245,958
Net change in unrealized appreciation/depreciation..........       (2,594,529)          (7,194,930)
                                                                 ------------         ------------
    Net Increase............................................        6,618,935            7,083,954
                                                                 ------------         ------------
Dividends to shareholders from net investment income........       (9,554,680)         (10,133,689)
Decrease from capital stock transactions....................       (7,543,095)          (5,562,224)
                                                                 ------------         ------------
    Net Decrease............................................      (10,478,840)          (8,611,959)
Net Assets:
Beginning of period.........................................      177,341,333          185,953,292
                                                                 ------------         ------------
End of Period
(Including dividends in excess of net investment income of
$969,078 and $143,795, respectively)........................     $166,862,493         $177,341,333
                                                                 ============         ============

                       See Notes to Financial Statements
 18

Morgan Stanley Income Securities Inc.
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006

1. Organization and Accounting Policies

Morgan Stanley Income Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide as high a level of current income for distribution to shareholders as is consistent with prudent investment risk and, as a secondary objective, capital appreciation. The Fund commenced operations on April 6, 1973.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Directors; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the market quotations are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

Morgan Stanley Income Securities Inc.
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006 continued

D. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Credit Default Swaps -- A credit default swap is an agreement between two parties to exchange the credit risk of an issuer. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract"), or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collect the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. If a credit event occurs, the seller pays to the buyer the maximum payout amount limited to the Notional Amount of the swap contract as disclosed in the table following the Portfolio of Investments. The credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. During the term of the swap agreement, the Fund receives or pays periodic fixed payments from or to the respective counterparty calculated at the agreed upon interest rate applied to the Notional Amount. These periodic payments are accrued daily and recorded as realized gains or losses in the Statement of Operations. In addition, upon termination of the swap contract, gains and losses are also realized. Any upfront payment received or paid by the Fund is recorded as assets/liabilities on the Fund's books.

F. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

Morgan Stanley Income Securities Inc.
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006 continued

H. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued weekly and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business week: 0.42% to the portion of the weekly net assets not exceeding $500 million and 0.35% to the portion of the weekly net assets in excess of $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued weekly and payable monthly, by applying the annual rate of 0.08% to the Fund's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/prepayments/maturities of portfolio securities, excluding short-term investments, for the year ended September 30, 2006 aggregated $86,493,752 and $93,562,224, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $28,171,148, and $19,217,361, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2006 included in Directors' fees and expenses in the Statement of Operations amounted to $7,508. At September 30, 2006, the Fund had an accrued pension liability of $64,163 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have their deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and

Morgan Stanley Income Securities Inc.
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006 continued

distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

4. Dividends

On September 26, 2006, the Fund declared the following dividends from net investment income:

 AMOUNT          RECORD             PAYABLE
PER SHARE         DATE               DATE
---------   ----------------   -----------------
$0.077725   October 6, 2006    October 20, 2006
$0.077725   November 3, 2006   November 17, 2006
$0.077725   December 8, 2006   December 22, 2006

5. Capital Stock

Transactions in capital stock were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 2004.................................  10,570,318   $105,701    $195,733,569
Treasury shares purchased and retired (weighted average
  discount 9.08%)*..........................................    (348,905)    (3,489)     (5,558,735)
                                                              ----------   --------    ------------
Balance, September 30, 2005.................................  10,221,413    102,212     190,174,834
Treasury shares purchased and retired (weighted average
  discount 8.81%)*..........................................    (488,700)    (4,887)     (7,538,208)
                                                              ----------   --------    ------------
Balance, September 30, 2006.................................   9,732,713   $ 97,325    $182,636,626
                                                              ==========   ========    ============

---------------------
   * The Directors have voted to retire the shares purchased.

6. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on the cash balances maintained by the Fund with the transfer agent and custodian.

7. Purposes of and Risks Relating to Certain Financial Instruments

To hedge against adverse interest rate and market risks, the Fund may enter into interest rate futures contracts ("future contracts").

These futures contracts involve an element of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Morgan Stanley Income Securities Inc.
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006 continued

The Fund may enter into credit default swaps for hedging purposes to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. Credit default swaps may involve greater risks than if a fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Fund.

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                                                 FOR THE YEAR         FOR THE YEAR
                                                                    ENDED                ENDED
                                                              SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
                                                              ------------------   ------------------
Ordinary income.............................................     $  9,554,680         $10,133,689
                                                                 ============         ===========

As of September 30, 2006, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income...............................     $    365,708
Undistributed long-term gains...............................        --
                                                                 ------------
Net accumulated earnings....................................          365,708
Capital loss carryforward*..................................      (15,107,176)
Temporary differences.......................................          (64,515)
Net unrealized depreciation.................................       (1,065,475)
                                                                 ------------
Total accumulated losses....................................     $(15,871,458)
                                                                 ============

Morgan Stanley Income Securities Inc.
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006 continued

---------------------

* During the year ended September 30, 2006, the Fund utilized $259,251 of its net capital loss carryforward. As of September 30, 2006, the Fund had a net capital loss carryforward of $15,107,176 of which $5,565,824 will expire on September 30, 2010 and $9,541,352 will expire on September 30, 2011 to offset future capital gains to the extent provided by regulations.

As of September 30, 2006, the Fund had temporary book/tax differences primarily attributable to book amortization of premiums on debt securities and mark-to-market of open futures contracts and permanent book/tax differences primarily attributable to losses on paydowns and tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and dividends in excess of net investment income was credited $447,114.

9. Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 for the fiscal year ending 2008 and the impact to the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Morgan Stanley Income Securities Inc.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                 FOR THE YEAR ENDED SEPTEMBER 30
                                              ---------------------------------------------------------------------
                                                2006           2005           2004           2003           2002
                                              ---------      ---------      ---------      ---------      ---------
Selected Per Share Data:
Net asset value, beginning of period........    $17.35         $17.59         $17.42         $16.13         $17.10
                                                ------         ------         ------         ------         ------
Income (loss) from investment operations:
    Net investment income*..................      0.83           0.87           0.95           0.97           1.05
    Net realized and unrealized gain
    (loss)..................................     (0.16)         (0.18)          0.13           1.21          (0.89)
                                                ------         ------         ------         ------         ------
Total income from investment operations.....      0.67           0.69           1.08           2.18           0.16
                                                ------         ------         ------         ------         ------
Less dividends and distributions from:
    Net investment income...................     (0.95)         (0.98)         (0.96)         (0.93)         (1.12)
    Paid-in-capital.........................     --             --             --             --             (0.02)
                                                ------         ------         ------         ------         ------
Total dividends and distributions...........     (0.95)         (0.98)         (0.96)         (0.93)         (1.14)
                                                ------         ------         ------         ------         ------
Anti-dilutive effect of acquiring treasury
 shares*....................................      0.07           0.05           0.05           0.04           0.01
                                                ------         ------         ------         ------         ------
Net asset value, end of period..............    $17.14         $17.35         $17.59         $17.42         $16.13
                                                ======         ======         ======         ======         ======
Market value, end of period.................    $16.07         $15.84         $16.04         $15.87         $15.23
                                                ======         ======         ======         ======         ======
Total Return+...............................      7.88%          4.92%          7.27%         10.61%         (3.89)%
Ratios to Average Net Assets:
Total expenses (before expense offset)......      0.68%          0.68%          0.66%          0.67%          0.66%
Net investment income.......................      4.88%          4.96%          5.43%          5.81%          6.28%
Supplemental Data:
Net assets, end of period, in thousands.....  $166,862       $177,341       $185,953       $190,302       $182,461
Portfolio turnover rate.....................        59%            58%            40%            56%            62%

---------------------

    * The per share amounts were computed using an average number of shares outstanding during the period.
    + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.

                       See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Morgan Stanley Income Securities Inc.:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Income Securities Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2006, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Income Securities Inc. as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 21, 2006

Morgan Stanley Income Securities Inc.
REVISED INVESTMENT POLICY/PORTFOLIO MANAGER CHANGE (UNAUDITED)

The Directors approved the following investment policies:

Commercial Mortgage-Backed Securities ("CMBS") -- The Fund may invest in CMBS. The Fund invests in CMBS that are rated investment grade by at least one nationally-recognized statistical rating organization (e.g., Baa or better by Moody's Investor Services, Inc. or BBB or better by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc.). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS market than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Structured Investments -- The Fund may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Fund's investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage

Morgan Stanley Income Securities Inc.
REVISED INVESTMENT POLICY/PORTFOLIO MANAGER CHANGE (UNAUDITED) continued

magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle's administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Fund will use structured notes consistent with its investment objectives and policies.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Credit Default Swaps -- The Fund may enter into credit default swap contracts for hedging purposes to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the

Morgan Stanley Income Securities Inc.
REVISED INVESTMENT POLICY/PORTFOLIO MANAGER CHANGE (UNAUDITED) continued

Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to the Fund because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in the Fund, in which case the Fund would function as the counterparty referenced in the preceding paragraph. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of referenced debt obligations from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligations. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the buyer or seller, marked to market on a daily basis.

Swap Options -- The Fund may engage in swap options for hedging purposes or to manage and mitigate the credit and interest rate risk of the Fund. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, changes in the market value of securities held by the Fund, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market for the Fund to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate, and (iv) counterparty risk.

Cross Currency Hedges -- The Fund may also enter into cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Fund's securities are not denominated.

Morgan Stanley Income Securities Inc.
REVISED INVESTMENT POLICY/PORTFOLIO MANAGER CHANGE (UNAUDITED) continued

Non-U.S. Dollar Denominated Fixed-Income Securities Rated Below Investment
Grade -- The Fund may invest up to 10% of its net assets in non-U.S. dollar denominated fixed income securities rated below investment grade ("junk bonds").

The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. The value of the Fund's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets, any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges, broker-dealers and listed issuers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Investment Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

Morgan Stanley Income Securities Inc.
REVISED INVESTMENT POLICY/PORTFOLIO MANAGER CHANGE (UNAUDITED) continued

Although the Funds may attempt to hedge against currency risk by using forward currency contracts (the value of forward contracts held by a Fund cannot exceed the value of non-U.S. dollar denominated investments), there is no guarantee that it will be practical to hedge in certain markets or under particular conditions.

Lower Rated Securities ("Junk Bonds") -- Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund's net asset value.

Emerging Markets Securities -- The Fund may invest up to 10% of its net assets in emerging markets securities. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics

Morgan Stanley Income Securities Inc.
REVISED INVESTMENT POLICY/PORTFOLIO MANAGER CHANGE (UNAUDITED) continued

in connection with any emerging market country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of a fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Morgan Stanley Income Securities Inc.
REVISED INVESTMENT POLICY/PORTFOLIO MANAGER CHANGE (UNAUDITED) continued

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Brady Bonds. Brady Bonds are emerging market securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. The Fund will only invest in Brady Bonds consistent with quality specifications.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

Morgan Stanley Income Securities Inc.
REVISED INVESTMENT POLICY/PORTFOLIO MANAGER CHANGE (UNAUDITED) continued

Sovereign debt. Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries and industrialized countries. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Morgan Stanley Income Securities Inc.
REVISED INVESTMENT POLICY/PORTFOLIO MANAGER CHANGE (UNAUDITED) continued

In September 2006, Gerhardt Herbert was named as a co-portfolio manager for the Fund. Mr. Herbert is an Executive Director of Morgan Stanley Investment Advisors Inc., the Fund's Investment Adviser. Mr. Herbert has been associated with the Investment Adviser in an investment management capacity since August 1994 and joined the team managing the Fund in June 2005.

Morgan Stanley Income Securities Inc.
DIRECTOR AND OFFICER INFORMATION

Independent Directors:

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
         Independent Director            Registrant    Time Served*            Past 5 Years            Director**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Frank L. Bowman (61)                     Director     Since August    President and Chief Executive        161
c/o Kramer Levin Naftalis & Frankel LLP               2006            Officer of the Nuclear Energy
Counsel to the Independent Trustees                                   Institute (policy
1177 Avenue of the Americas                                           organization) (since February
New York, NY 10036                                                    2005); Director or Trustee of
                                                                      various Retail and
                                                                      Institutional Funds (since
                                                                      August 2006) formerly
                                                                      variously, Admiral in the U.S.
                                                                      Navy, Director of Naval
                                                                      Nuclear Propulsion Program and
                                                                      Deputy Administrator-Naval
                                                                      Reactors in the National
                                                                      Nuclear Security
                                                                      Administration at the U.S.
                                                                      Department of Energy
                                                                      (1996-2004). Honorary Knight
                                                                      Commander of the Most
                                                                      Excellent Order of the British
                                                                      Empire.

Michael Bozic (65)                       Director     Since April     Private investor; Chairperson        175
c/o Kramer Levin Naftalis & Frankel LLP               1994            of the Valuation, Insurance
Counsel to the Independent Trustees                                   and Compliance Committee
1177 Avenue of the Americas                                           (since October 2006); Director
New York, NY 10036                                                    or Trustee of the Retail Funds
                                                                      (since April 1994) and the
                                                                      Institutional Funds (since
                                                                      July 2003); formerly
                                                                      Chairperson of the Insurance
                                                                      Committee (July 2006-September
                                                                      2006); Vice Chairman of Kmart
                                                                      Corporation (December 1998-
                                                                      October 2000), Chairman and
                                                                      Chief Executive Officer of
                                                                      Levitz Furniture Corporation
                                                                      (November 1995-November 1998)
                                                                      and President and Chief
                                                                      Executive Officer of Hills
                                                                      Department Stores (May
                                                                      1991-July 1995); variously
                                                                      Chairman, Chief Executive
                                                                      Officer, President and Chief
                                                                      Operating Officer (1987-1991)
                                                                      of the Sears Merchandise Group
                                                                      of Sears, Roebuck & Co.


       Name, Age and Address of           Other Directorships Held by
         Independent Director                 Independent Director
---------------------------------------  ------------------------------
Frank L. Bowman (61)                     Director of the National
c/o Kramer Levin Naftalis & Frankel LLP  Energy Foundation, the U.S.
Counsel to the Independent Trustees      Energy Association, the
1177 Avenue of the Americas              American Council for Capital
New York, NY 10036                       Formation and the Armed
                                         Services YMCA of the USA.
Michael Bozic (65)                       Director of various business
c/o Kramer Levin Naftalis & Frankel LLP  organizations.
Counsel to the Independent Trustees
1177 Avenue of the Americas
New York, NY 10036

Morgan Stanley Income Securities Inc.
DIRECTOR AND OFFICER INFORMATION continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
         Independent Director            Registrant    Time Served*            Past 5 Years            Director**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Kathleen A. Dennis (53)                  Director     Since August    President, Cedarwood                 161
c/o Kramer Levin Naftalis & Frankel LLP               2006            Associates (mutual fund
Counsel to the Independent Trustees                                   consulting) (since July 2006);
1177 Avenue of the Americas                                           Chairperson of the Closed-End,
New York, NY 10036                                                    Money Market and Alternatives
                                                                      Sub-Committee of the
                                                                      Investment Committee (since
                                                                      October 2006) and Director or
                                                                      Trustee of various Retail and
                                                                      Institutional Funds (since
                                                                      August 2006); formerly, Senior
                                                                      Managing Director of Victory
                                                                      Capital Management
                                                                      (1993-2006).

Edwin J. Garn (73)                       Director     Since January   Consultant; Director or              175
1031 N. Chartwell Court                               1993            Trustee of the Retail Funds
Salt Lake City, UT 84103                                              (since January 1993) and the
                                                                      Institutional Funds (since
                                                                      July 2003); Member of the Utah
                                                                      Regional Advisory Board of
                                                                      Pacific Corp. (utility
                                                                      company); formerly Managing
                                                                      Director of Summit Ventures
                                                                      LLC; (lobbying and consulting
                                                                      firm) (2000-2004); United
                                                                      States Senator (R-Utah)
                                                                      (1974-1992) and Chairman,
                                                                      Senate Banking Committee
                                                                      (1980-1986), Mayor of Salt
                                                                      Lake City, Utah (1971-1974),
                                                                      Astronaut, Space Shuttle
                                                                      Discovery (April 12-19, 1985),
                                                                      and Vice Chairman, Huntsman
                                                                      Corporation (chemical
                                                                      company).

Wayne E. Hedien (72)                     Director     Since           Retired; Director or Trustee         175
c/o Kramer Levin Naftalis & Frankel LLP               September 1997  of the Retail Funds; (Since
Counsel to the Independent Trustees                                   September 1997) and the
1177 Avenue of the Americas                                           Institutional Funds (since
New York, NY 10036                                                    July 2003); formerly
                                                                      associated with the Allstate
                                                                      Companies (1966-1994), most
                                                                      recently as Chairman of The
                                                                      Allstate Corporation (March
                                                                      1993-December 1994) and
                                                                      Chairman and Chief Executive
                                                                      Officer of its wholly-owned
                                                                      subsidiary, Allstate Insurance
                                                                      Company (July 1989-December
                                                                      1994).


       Name, Age and Address of           Other Directorships Held by
         Independent Director                 Independent Director
---------------------------------------  ------------------------------
Kathleen A. Dennis (53)                  None.
c/o Kramer Levin Naftalis & Frankel LLP
Counsel to the Independent Trustees
1177 Avenue of the Americas
New York, NY 10036
Edwin J. Garn (73)                       Director of Franklin Covey
1031 N. Chartwell Court                  (time management systems), BMW
Salt Lake City, UT 84103                 Bank of North America, Inc.
                                         (industrial loan corporation),
                                         Escrow Bank USA (industrial
                                         loan corporation); United
                                         Space Alliance (joint venture
                                         between Lockheed Martin and
                                         the Boeing Company) and Nuskin
                                         Asia Pacific (multilevel
                                         marketing); member of the
                                         board of various civic and
                                         charitable organizations.
Wayne E. Hedien (72)                     Director of The PMI Group Inc.
c/o Kramer Levin Naftalis & Frankel LLP  (private mortgage insurance);
Counsel to the Independent Trustees      Trustee and Vice Chairman of
1177 Avenue of the Americas              The Field Museum of Natural
New York, NY 10036                       History; director of various
                                         other business and charitable
                                         organizations.

Morgan Stanley Income Securities Inc.
DIRECTOR AND OFFICER INFORMATION continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
         Independent Director            Registrant    Time Served*            Past 5 Years            Director**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Dr. Manuel H. Johnson (57)               Director     Since July      Senior Partner, Johnson Smick        175
c/o Johnson Smick Group, Inc.                         1991            International, Inc.,
888 16th Street, N.W.                                                 (consulting firm); Chairperson
Suite 740                                                             of the Investment Committee
Washington, D.C. 20006                                                (since October 2006) and
                                                                      Director or Trustee of the
                                                                      Retail Funds (since July 1991)
                                                                      and the Institutional Funds
                                                                      (since July 2003); Co-Chairman
                                                                      and a founder of the Group of
                                                                      Seven Council (G7C), an
                                                                      international economic
                                                                      commission; formerly Chairman
                                                                      of the Audit Committee (July
                                                                      1991-September 2006); Vice
                                                                      Chairman of the Board of
                                                                      Governors of the Federal
                                                                      Reserve System and Assistant
                                                                      Secretary of the U.S.
                                                                      Treasury.

Joseph J. Kearns (64)                    Director     Since July      President, Kearns & Associates       176
c/o Kearns & Associates LLC                           2003            LLC (investment consulting);
PMB754                                                                Chairperson of the Audit
23852 Pacific Coast Highway                                           Committee (since October 2006)
Malibu, CA 90265                                                      and Director or Trustee of the
                                                                      Retail Funds (since July 2003)
                                                                      and the Institutional Funds
                                                                      (since August 1994); formerly
                                                                      Deputy Chairperson of the
                                                                      Audit Committee (July 2003-
                                                                      September 2006) and
                                                                      Chairperson of the Audit
                                                                      Committee of the Institutional
                                                                      Funds (October 2001-July
                                                                      2003); formerly CFO of the J.
                                                                      Paul Getty Trust.


       Name, Age and Address of           Other Directorships Held by
         Independent Director                 Independent Director
---------------------------------------  ------------------------------
Dr. Manuel H. Johnson (57)               Director of NVR, Inc. (home
c/o Johnson Smick Group, Inc.            construction); Director of KFX
888 16th Street, N.W.                    Energy; Director of RBS
Suite 740                                Greenwich Capital Holdings
Washington, D.C. 20006                   (financial holding company).
Joseph J. Kearns (64)                    Director of Electro Rent
c/o Kearns & Associates LLC              Corporation (equipment
PMB754                                   leasing), The Ford Family
23852 Pacific Coast Highway              Foundation, and the UCLA
Malibu, CA 90265                         Foundation.

Morgan Stanley Income Securities Inc.
DIRECTOR AND OFFICER INFORMATION continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
         Independent Director            Registrant    Time Served*            Past 5 Years            Director**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Michael F. Klein (47)                    Director     Since August    Chief Operating Officer and          161
c/o Kramer Levin Naftalis & Frankel LLP               2006            Managing Director, Aetos
Counsel to the Independent Trustees                                   Capital, LLC (since March
1177 Avenue of the Americas                                           2000); Chairman of the
New York, NY 10036                                                    Fixed-Income Sub-Committee of
                                                                      the Investment Committee
                                                                      (since October 2006) and
                                                                      Director or Trustee (since
                                                                      August 2006) of various Retail
                                                                      and Institutional Funds;
                                                                      formerly Managing Director,
                                                                      Morgan Stanley & Co. Inc. and
                                                                      Morgan Stanley Dean Witter
                                                                      Investment Management,
                                                                      President, Morgan Stanley
                                                                      Institutional Funds (June
                                                                      1998-March 2000) and
                                                                      Principal, Morgan Stanley &
                                                                      Co. Inc. and Morgan Stanley
                                                                      Dean Witter Investment
                                                                      Management (August
                                                                      1997-December 1999).

Michael E. Nugent (70)                   Chairman of  Chairman of     General Partner of Triumph           175
c/o Triumph Capital, L.P.                the Board    the Board       Capital, L.P., a private
445 Park Avenue                          and          since July      investment partnership;
New York, NY 10022                       Director     2006 and        Chairman of the Board of the
                                                      Trustee since   Retail Funds and Institutional
                                                      July 1991       Funds (since July 2006) and
                                                                      Director or Trustee of the
                                                                      Retail Funds (since July 1991)
                                                                      and the Institutional Funds
                                                                      (since July 2001); formerly
                                                                      Chairman of the Insurance
                                                                      Committee (until July 2006);
                                                                      Vice President, Bankers Trust
                                                                      Company and BT Capital
                                                                      Corporation (1984-1988).

W. Allen Reed (59)                       Director     Since August    Chairperson of the Equity Sub-       161
c/o Kramer Levin Naftalis & Frankel LLP               2006            Commitee of the Investment
Counsel to the Independent Trustees                                   Committee (since October 2006)
1177 Avenue of the Americas                                           and Director or Trustee (since
New York, NY 10036                                                    August 2006) of various Retail
                                                                      and Institutional Funds.
                                                                      President and CEO of General
                                                                      Motors Asset Management;
                                                                      Chairman and Chief Executive
                                                                      Officer of the GM Trust Bank
                                                                      and Corporate Vice President
                                                                      of General Motors Corporation
                                                                      (August 1994-December 2005).


       Name, Age and Address of           Other Directorships Held by
         Independent Director                 Independent Director
---------------------------------------  ------------------------------
Michael F. Klein (47)                    Director of certain investment
c/o Kramer Levin Naftalis & Frankel LLP  funds managed or sponsored by
Counsel to the Independent Trustees      Aetos Capital LLC.
1177 Avenue of the Americas
New York, NY 10036
Michael E. Nugent (70)                   None.
c/o Triumph Capital, L.P.
445 Park Avenue
New York, NY 10022
W. Allen Reed (59)                       Director of GMAC (financial
c/o Kramer Levin Naftalis & Frankel LLP  services), GMAC Insurance
Counsel to the Independent Trustees      Holdings and Temple-Inland
1177 Avenue of the Americas              Industries (Packaging, Banking
New York, NY 10036                       and Forrest Products); member
                                         of the Board of Executives of
                                         the Morgan Stanley Capital
                                         International Editorial Board;
                                         Director of Legg Mason and
                                         Director of various investment
                                         fund advisory boards.

Morgan Stanley Income Securities Inc.
DIRECTOR AND OFFICER INFORMATION continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
         Independent Director            Registrant    Time Served*            Past 5 Years            Director**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Fergus Reid (74)                         Director     Since July      Chairman of Lumelite Plastics        176
c/o Lumelite Plastics Corporation                     2003            Corporation; Chairperson of
85 Charles Colman Blvd.                                               the Governance Committee and
Pawling, NY 12564                                                     Director or Trustee of the
                                                                      Retail Funds (since July 2003)
                                                                      and the Institutional Funds
                                                                      (since June 1992).


       Name, Age and Address of           Other Directorships Held by
         Independent Director                 Independent Director
---------------------------------------  ------------------------------
Fergus Reid (74)                         Trustee and Director of
c/o Lumelite Plastics Corporation        certain investment companies
85 Charles Colman Blvd.                  in the JPMorgan Funds complex
Pawling, NY 12564                        managed by J.P. Morgan
                                         Investment Management Inc.

Morgan Stanley Income Securities Inc.
DIRECTOR AND OFFICER INFORMATION continued

Interested Director:

                                                                                                      Number of
                                                                                                    Portfolios in
                                                                                                    Fund Complex
                                       Position(s)  Term of Office                                   Overseen by
      Name, Age and Address of          Held with   and Length of   Principal Occupation(s) During   Interested
         Interested Director           Registrant    Time Served*            Past 5 Years            Director**
-------------------------------------  -----------  --------------  ------------------------------  -------------
James F. Higgins (58)                  Director     Since June      Director or Trustee of the           175
c/o Morgan Stanley Trust                            2000            Retail Funds (since June 2000)
Harborside Financial Center                                         and the Institutional Funds
Plaza Two                                                           (since July 2003); Senior
Jersey City, NJ 07311                                               Advisor of Morgan Stanley
                                                                    (since August 2000).


      Name, Age and Address of          Other Directorships Held by
         Interested Director                Interested Director
-------------------------------------  ------------------------------
James F. Higgins (58)                  Director of AXA Financial,
c/o Morgan Stanley Trust               Inc. and The Equitable Life
Harborside Financial Center            Assurance Society of the
Plaza Two                              United States (financial
Jersey City, NJ 07311                  services).

---------------------

  * This is the earliest date the Director began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").
 ** The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.) as of October 2, 2006.

Morgan Stanley Income Securities Inc.
DIRECTOR AND OFFICER INFORMATION continued

Executive Officers:

                                                   Term of
                                 Position(s)      Office and
  Name, Age and Address of        Held with       Length of
      Executive Officer          Registrant      Time Served*           Principal Occupation(s) During Past 5 Years
-----------------------------  ---------------  --------------  ------------------------------------------------------------
Ronald E. Robison (67)         President and    President       President (since September 2005) and Principal Executive
1221 Avenue of the Americas    Principal        since           Officer (since May 2003) of funds in the Fund Complex;
New York, NY 10020             Executive        September 2005  President (since September 2005) and Principal Executive
                               Officer          and Principal   Officer (since May 2003) of the Van Kampen Funds; Managing
                                                Executive       Director, Director and/or Officer of the Investment Adviser
                                                Officer since   and various entities affiliated with the Investment Adviser;
                                                May 2003        Director of Morgan Stanley SICAV (since May 2004). Formerly,
                                                                Executive Vice President (July 2003 to September 2005) of
                                                                funds in the Fund Complex and the Van Kampen Funds;
                                                                President and Director of the Institutional Funds (March
                                                                2001 to July 2003); Chief Global Operating Officer of Morgan
                                                                Stanley Investment Management Inc.; Chief Administrative
                                                                Officer of Morgan Stanley Investment Advisors Inc.; Chief
                                                                Administrative Officer of Morgan Stanley Services Company
                                                                Inc.

J. David Germany (52)          Vice President   Since February  Managing Director and (since December 2005) Chief Investment
Morgan Stanley Investment                       2006            Officer -- Global Fixed Income of Morgan Stanley Investment
Management Ltd.                                                 Management; Managing Director and Director of Morgan Stanley
25 Cabot Square                                                 Investment Management Limited; Vice President of the Retail
Canary Wharf, London                                            and Institutional Funds (since February 2006).
United Kingdom E144QA

Dennis F. Shea (53)            Vice President   Since February  Managing Director and (since February 2006) Chief Investment
1221 Avenue of the Americas                     2006            Officer -- Global Equity of Morgan Stanley Investment
New York, NY 10020                                              Management; Vice President of the Retail and Institutional
                                                                Funds (since February 2006). Formerly, Managing Director and
                                                                Director of Global Equity Research at Morgan Stanley.

Barry Fink (51)                Vice President   Since February  Managing Director and General Counsel of Morgan Stanley
1221 Avenue of the Americas                     1997            Investment Management; Managing Director of the Investment
New York, NY 10020                                              Adviser and various entities affiliated with the Investment
                                                                Adviser; Vice President of the Retail Funds and (since July
                                                                2003) the Institutional Funds. Formerly, Secretary, General
                                                                Counsel and/or Director of the Investment Adviser and
                                                                various entities affiliated with the Investment Adviser;
                                                                Secretary and General Counsel of the Retail Funds.

Amy R. Doberman (44)           Vice President   Since July      Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                     2004            Management of Morgan Stanley Investment Management (since
New York, NY 10020                                              July 2004); Vice President of the Retail Funds and the
                                                                Institutional Funds (since July 2004); Vice President of the
                                                                Van Kampen Funds (since August 2004); Secretary (since
                                                                February 2006) and Managing Director (since July 2004) of
                                                                the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and
                                                                General Counsel -- Americas, UBS Global Asset Management
                                                                (July 2000 to July 2004).

Carsten Otto (42)              Chief            Since October   Managing Director and U.S. Director of Compliance for Morgan
1221 Avenue of the Americas    Compliance       2004            Stanley Investment Management (since October 2004); Managing
New York, NY 10020             Officer                          Director and Chief Compliance Officer of Morgan Stanley
                                                                Investment Management. Formerly, Assistant Secretary and
                                                                Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (39)      Vice President   Since December  Executive Director of the Investment Adviser and various
1221 Avenue of the Americas                     1997            entities affiliated with the Investment Adviser; Vice
New York, NY 10020                                              President of the Retail Funds (since July 2002) and the
                                                                Institutional Funds (since December 1997). Formerly,
                                                                Secretary of various entities affiliated with the Investment
                                                                Adviser.

Morgan Stanley Income Securities Inc.
DIRECTOR AND OFFICER INFORMATION continued

                                                   Term of
                                 Position(s)      Office and
  Name, Age and Address of        Held with       Length of
      Executive Officer          Registrant      Time Served*           Principal Occupation(s) During Past 5 Years
-----------------------------  ---------------  --------------  ------------------------------------------------------------
Francis J. Smith (41)          Treasurer and    Treasurer       Executive Director of the Investment Adviser and various
c/o Morgan Stanley Trust       Chief Financial  since July      entities affiliated with the Investment Adviser; Treasurer
Harborside Financial Center    Officer          2003 and Chief  and Chief Financial Officer of the Retail Funds (since July
Plaza Two                                       Financial       2003). Formerly, Vice President of the Retail Funds
Jersey City, NJ 07311                           Officer since   (September 2002 to July 2003).
                                                September 2002

Mary E. Mullin (39)            Secretary        Since June      Executive Director of the Investment Adviser and various
1221 Avenue of the Americas                     1999            entities affiliated with the Investment Adviser; Secretary
New York, NY 10020                                              of the Retail Funds (since July 2003) and the Institutional
                                                                Funds (since June 1999).

---------------------

* This is the earliest date the Officer began serving the Retail Funds or the Institutional Funds.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on January 9, 2006.

The Fund's Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                      2006 FEDERAL TAX NOTICE (UNAUDITED)

         Of the Fund's ordinary dividends paid during the fiscal year ended September 30, 2006, 20.40% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

DIRECTORS

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

OFFICERS

Michael E. Nugent
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

(c) 2006 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
Income Securities

Annual Report
September 30, 2006

[MORGAN STANLEY LOGO]

  ICBRPT RA06-01029P-Y09/06

Item 2. Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f)

     (1)  The Fund's Code of Ethics is attached hereto as Exhibit 12 A.

     (2)  Not applicable.

     (3)  Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2006

                           REGISTRANT   COVERED ENTITIES(1)
                           ----------   -------------------
AUDIT FEES .............   $31,400              N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES ..   $   531(2)      $5,328,768(2)
   TAX FEES ............   $ 5,500(3)      $1,640,675(4)
   ALL OTHER FEES ......   $    --         $       --(5)
TOTAL NON-AUDIT FEES ...   $ 6,031         $6,969,443
TOTAL ..................   $37,431         $6,696,443

2005

                           REGISTRANT   COVERED ENTITIES(1)
                           ----------   -------------------
AUDIT FEES .............   $31,617              N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES ..   $   540(2)      $3,215,745(2)
   TAX FEES ............   $ 5,896(3)      $   24,000(4)
   ALL OTHER FEES ......   $    --         $       --(5)
TOTAL NON-AUDIT FEES ...   $ 6,436         $3,239,745
TOTAL ..................   $38,053         $3,239,745

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant's tax returns.

(4) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5) All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                                                      APPENDIX A

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                    AS ADOPTED AND AMENDED JULY 23, 2004,(1)

     1. STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee or its delegate ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

----------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

     2. DELEGATION

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

     3. AUDIT SERVICES

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     4. AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     5. TAX SERVICES

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     6. ALL OTHER SERVICES

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     7. PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

     8. PROCEDURES

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

     9. ADDITIONAL REQUIREMENTS

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

     10. COVERED ENTITIES

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     Morgan Stanley Retail Funds
     Morgan Stanley Investment Advisors Inc.
     Morgan Stanley & Co. Incorporated
     Morgan Stanley DW Inc.
     Morgan Stanley Investment Management Inc.
     Morgan Stanley Investment Management Limited
     Morgan Stanley Investment Management Private Limited
     Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
     Van Kampen Asset Management
     Morgan Stanley Services Company, Inc.
     Morgan Stanley Distributors Inc.
     Morgan Stanley Trust FSB

     Morgan Stanley Institutional Funds
     Morgan Stanley Investment Management Inc.
     Morgan Stanley Investment Advisors Inc.
     Morgan Stanley Investment Management Limited
     Morgan Stanley Investment Management Private Limited
     Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
     Morgan Stanley & Co. Incorporated
     Morgan Stanley Distribution, Inc.
     Morgan Stanley AIP GP LP
     Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manual H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid.

(b) Not applicable.

Item 6.

See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund invests in exclusively non-voting securities and therefore this item is not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports covering periods ending on or after December 31, 2005.

Item 9. Closed-End Fund Repurchases

                    REGISTRANT PURCHASE OF EQUITY SECURITIES

                                                                             (d) Maximum Number
                                                                               (or Approximate
                                                       (c) Total Number of    Dollar Value) of
                      (a) Total                         Shares (or Units)     Shares (or Units)
                      Number of                         Purchased as Part      that May Yet Be
                     Shares (or    (b) Average Price       of Publicly         Purchased Under
                       Units)     Paid per Share (or    Announced Plans or      the Plans or
      Period          Purchased          Unit)               Programs             Programs
      ------         ----------   ------------------   -------------------   ------------------
October 1, 2005-
October 31, 2005        23,700         $15.6987                N/A                   N/A
November 1, 2005-
November 30, 2005       37,300          15.5134                N/A                   N/A
December 1, 2005-
December 31, 2005       41,300          15.2143                N/A                   N/A
January 1, 2006-
January 31, 2006        35,400          15.7059                N/A                   N/A
February 1, 2006-
February 28, 2006       31,300          15.4573                N/A                   N/A
March 1, 2006-
March 31, 2006          46,800          15.4353                N/A                   N/A
April 1, 2006-
April 30, 2006          50,200          15.4729                N/A                   N/A
May 1, 2006-
May 31, 2006            41,700          15.0408                N/A                   N/A
June 1, 2006-
June 30, 2006           40,600          14.9558                N/A                   N/A
July 1, 2006-
July 31, 2006           31,900          15.0810                N/A                   N/A
August 1, 2006-
August 31, 2006         60,600          15.5179                N/A                   N/A
September 1, 2006-
September 30, 2006      47,900          16.0130                N/A                   N/A
                       -------         --------                ---                   ---
Total                  488,700         $15.4255                N/A                   N/A
                       =======         ========                ===                   ===

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Income Securities Inc.


/s/ Ronald E. Robison
------------------------------------
Ronald E. Robison
Principal Executive Officer
November 21, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


/s/ Ronald E. Robison
------------------------------------
Ronald E. Robison
Principal Executive Officer
November 21, 2006


/s/ Francis Smith
------------------------------------
Francis Smith
Principal Financial Officer
November 21, 2006